UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 9, 2013

Watts Water Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11499	04-2916536
(State or other juris- diction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 Chestnut Street, North Andover, MA	01845
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (978) 688-1811

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 Effective April 9, 2013, the Registrant’s President of North America, Srinivas K. Bagepalli, has taken an indefinite medical leave of absence.  The Registrant’s Chief Executive Officer, David J. Coghlan, is supervising management of the Registrant’s North America segment with day-to-day management responsibilities for the North America organization being handled by senior members of the North America management team.  Due to uncertainty regarding the duration of Mr. Bagepalli’s leave of absence, the Registrant has initiated a search for candidates to fill the President of North America position.

A copy of the Registrant’s press release relating to this matter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2013	WATTS WATER TECHNOLOGIES, INC.

	By:	/s/ Kenneth R. Lepage
Kenneth R. Lepage
General Counsel

EXHIBIT INDEX

Exhibit No.	Title

99.1	Press release dated April 12, 2013